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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      May 18, 2000
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                              The St. Joe Company
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Florida
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        1-10466                                           59-0432511
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 (Commission File Number)                      (IRS Employer Identification No.)

1650 Prudential Drive, Suite 400, Jacksonville, FL                32207
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   (Address of Principal Executive Offices)                    (Zip Code)

                                (904) 396-6600
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         The purpose of this Form 8-K is to file an Analyst Presentation dated May 18, 2000. A copy of the Presentation is filed with this Form 8-K as Exhibit
99.1 and is incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS and EXHIBITS

         (c)   99.1     Analyst Presentation dated May 18, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            The St. Joe Company
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                                                 (Registrant)

Date:   May 18, 2000                By: /s/ Robert M. Rhodes
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                                                 (Signature)
                                    Name:        Robert M. Rhodes
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                                    Title:     Executive Vice President
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                                                 and General Counsel
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